Exhibit 10.7



April 12, 1995
6-1162-RCN-870

United Air Lines, Inc.
Executive Offices
P. O. Box 66100
Chicago, IL 60666-0100

Attention:    J. L. Pollock
              Sr. Staff Representative
              Aircraft Purchasing

Subject:[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
        THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
        REQUEST FOR CONFIDENTIAL TREATMENT] for the Matters
        Discussed in Letter Agreement No.6-1162-TML-1205

Reference: Letter Agreement No. 6-1162-TML-1205, dated April 28,
        1993; Subject: [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
        PURSUANT TO A REQUEST FOR   CONFIDENTIAL TREATMENT]

Dear Jerry:

The reference Letter Agreement converted [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for these and other matters addressed in the reference Letter Agreement.

1. The following Supplemental Agreements contain either [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft (as defined in the referenced Letter Agreement).

       Supplemental Agreement No. 5 to P.A. 1670
       Supplemental Agreement No. 5 to P.A. 1485
       Supplemental Agreement No. 6 to P.A. 1670
       Supplemental Agreement No. 11 to P.A. 1602

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] given below is for the effect of the above Supplemental Agreements with respect to the matters discussed in the Reference Letter.
2. A total of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph no. 4 of the reference Letter Agreement. The status of these [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is as follows:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


3. Buyer has [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 6 of the reference Letter Agreement. The status of the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is as follows:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


4. Buyer agreed to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph no. 7 of the Reference Letter Agreement. The status of the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is as follows:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Buyer agreed to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 13 of the Reference Letter Agreement. The status of the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is as follows:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


6. Pursuant to the terms of paragraph no. 3 of the Reference
Letter Agreement, Buyer can [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



8. This letter is subject to the confidentiality provisions of Letter Agreements 6-1162-GKW-132 for Purchase Agreement 1485, Letter Agreement 6-1162-GKW-653 for Purchase Agreement 1595, Letter Agreement 6-1162-DLJ-886 for Purchase Agreement 1670, Letter Agreement 6-1162-DLJ-467 for Purchase Agreement 1602, and Letter Agreement 6-1162-DLJ-832 for Purchase Agreement 1663.



If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By /s/ R. C. Nelson

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: April 13, 1995


UNITED AIRLINES, INC.



By /s/ Douglas A. Hacker

Its Senior Vice President - Finance